CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Mark A. Elste, Principal Executive Officer of The Pennant 504 Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Mark A. Elste__________________
Mark A. Elste, President
(Principal Executive Officer)

Date: September 8, 2014

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to The Pennant 504 Fund and will be retained by Pennant Management, Inc, and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Walter J. Yurkanin, Principal Financial Officer of The Pennant 504 Fund, certify to the best of my knowledge that:

1.	The N-CSR of the registrant for the period ended June 30, 2014 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

/s/ Walter J. Yurkanin______________
Walter J. Yurkanin, Treasurer
(Principal Financial Officer)

Date: September 8, 2014

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. §1350 and is not being filed as part of Form N-CSR with the Securities and Exchange Commission.

A signed original of this written statement required by Section 906 has been provided to The Pennant 504 Fund and will be retained by Pennant Management, Inc, and furnished to the Securities and Exchange Commission or its staff upon request.